UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

CNL Healthcare Trust, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2013, CNL Healthcare Properties, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s principal offices in Orlando, Florida. At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s charter (the “Charter”) consisting of certain amendments as more fully described below. Also at the Annual Meeting, the stockholders approved an amendment of the Company’s bylaws (the “Bylaws”) as more fully described below.

Following the approval of the proposed amendments to the Charter and Bylaws at the Annual Meeting by the Company’s stockholders, on June 27, 2013, the board of directors of the Company (the “Board”) approved the filing of the Second Articles of Amendment and Restatement effective June 27, 2013 with the State Department of Assessments and Taxation of Maryland as of July 1, 2013. Further, the Board approved the Company’s Third Amended and Restated Bylaws dated June 27, 2013.

Filed herewith as Exhibits 3.1 and 3.2 are the Company’s Second Articles of Amendment and Restatement and Third Amended and Restated Bylaws, respectively.

The following is a summary of the material changes reflected in the Second Articles of Amendment and Restatement and the Third Amended and Restated Bylaws:

Amendments to the Charter Relating to the Stockholder Vote Required for the Election of Directors

Section 8.1 of the Charter has been amended so that the vote necessary for the election of directors is a majority of the votes actually cast at the annual meeting at which a quorum is present. With this revision, abstentions and broker non-votes have no effect on the election of directors.

Amendments to the Charter Relating to the Company’s Indemnification of its Officers and Directors

The Charter has been amended to provide for a revised Section 9.2 and 9.3 clarifying that no preliminary determination by the Board, the stockholders or independent counsel of an indemnitee’s ultimate entitlement to indemnification is required before the advancement of expenses to such indemnitee.

Amendments to the Charter Relating to Business Combinations

The Charter has been amended to reflect the deletion of the prior Section 2.7 opting out of the Maryland Business Combination Act and its replacement with a Board resolution exempting business combinations between the Company and any person from the Maryland Business Combination Act, which resolution may be altered or repealed at any time by the Board.

Amendments to the Charter Relating to Extraordinary Transactions

The Charter was amended to include new language in Section 8.4 providing that notwithstanding any greater vote that may otherwise be required, extraordinary actions are subject only to the affirmative vote of a majority of all the votes entitled to be cast on the matter.

In addition, the provisions in the prior Section 10.2 relating to reorganizations, which are largely redundant with Section 10.3 relating to mergers, consolidations or asset sales have been deleted.

The Charter was further amended to include new language in Section 10.3 permitting certain mergers or transfers of all or substantially all of the Company’s assets (e.g., (i) mergers with a 90% or more owned subsidiary in which the Charter is not amended and stockholder contract rights do not change; (ii) mergers in which the Company is the successor entity and the terms of its stock do not change, the Charter is not otherwise amended and the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective; and (iii) transfers of all or substantially all of the Company’s assets to a wholly owned subsidiary or by mortgage or pledge) without a stockholder vote.

The provision in Section 11.2 permitting stockholders to dissolve the Company without the necessity for concurrence by the Board, which conflicts with Maryland law has been deleted.

Amendment to the Charter Relating to Amendments to the Bylaws

The Charter has been amended to reflect the deletion of the prohibition in Section 3.2(xxii) on amendments of the Company’s Bylaws without a stockholder vote to the extent such amendments adversely affect the rights, preferences and privileges of stockholders. Notwithstanding, the Bylaws will continue to require such stockholder vote until listing of the Company’s shares on a national stock exchange.

Amendment to the Charter Relating to the Stockholders’ Ability to Change the Number of Directors

The Charter has been amended to reflect the deletion of the provision in Section 2.1 permitting stockholders to increase or decrease the number of directors.

Amendment to the Charter Relating to Stockholder Amendments to the Charter

The Charter has been amended to reflect the deletion of the provisions in Section 8.2 and 10.1 permitting stockholders to amend the Charter without the necessity for concurrence by the Board, which conflict with Maryland law.

Amendments to the Charter Regarding Conforming Changes and Other Ministerial Modifications

The Second Articles of Amendment and Restatement reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes to the Charter approved by the stockholders at the Annual Meeting. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary renumbering and lettering of remaining provisions.

Amendments to the Bylaws

The amended and restated Bylaws add a provision in Section 7 of Article II clarifying that, with respect to the election of directors, a “majority of the votes cast” means that a nominee for director receives the affirmative vote of a majority of the total votes cast for and against or affirmatively withheld as to such nominee.

The amended and restated Bylaws delete Section 14 of Article II, which prohibited stockholders from acting by written consent in lieu of a meeting, which former provision conflicted with Maryland law permitting stockholders to act by unanimous written consent.

Section 11 of Article III of the Bylaws has been amended to provide that each director is entitled to receive $35,000 annually for serving on the Board.

The Bylaws have been amended to include a provision in Section 1 of Article XIII of the Bylaws giving the Board the exclusive power to adopt, alter or repeal the Bylaws and to make new Bylaws, after the Company’s stock is listed on a national securities exchange.

The amended and restated Bylaws reflect a number of changes and other modifications of a ministerial nature necessary in view of the foregoing changes, and include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to the Company or which need to be updated, and necessary renumbering and lettering of remaining provisions.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2013, the Company held its Annual Meeting at the Company’s principal offices in Orlando, Florida. Of the 26,093,552 shares of the common stock that was issued and outstanding as of the record date of the Annual Meeting, a total of 22,284,263 shares (approximately 85%) were present or represented by proxy at the Annual Meeting.

At the Annual Meeting, the stockholders (i) elected all five of the nominees, as listed below, to serve on the board of directors of the Company until the 2014 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified, (ii) approved all eight of the proposals relating to the amendment and restatement of the Charter as described in greater detail in Item 5.03 above, (iii) approved the proposal relating to the amendment of the Bylaws as described in greater detail above, and (iv) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The voting results, in detail, are as follows:

I:	The election of five directors, each for a term expiring at the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes

James M. Seneff, Jr.	16,222,417	544,589	5,517,257
Thomas K. Sittema	16,220,843	546,163	5,517,257
J. Chandler Martin	16,232,194	534,812	5,517,257
Michael P. Haggerty	16,230,231	536,775	5,517,257
J. Douglas Holladay	16,223,845	543,161	5,517,257

II-A:	Proposal to amend Charter relating to the stockholder vote required for the election of directors.

For	Against	Abstained	Broker Non-Votes
15,546,400	483,214	737,393	5,517,257

II-B:	Proposal to amend the Charter relating to the Company’s indemnification of its officers and directors.

For	Against	Abstained	Broker Non-Votes
15,391,319	639,119	736,568	5,517,257

II-C:	Proposal to amend the Charter relating to business combinations.

For	Against	Abstained	Broker Non-Votes
15,547,275	416,429	803,302	5,517,257

II-D:	Proposal to amend the Charter relating to extraordinary transactions.

For	Against	Abstained	Broker Non-Votes
15,416,858	529,878	820,270	5,517,257

II-E:	Proposal to amend the Charter relating to amendments to the Bylaws.

For	Against	Abstained	Broker Non-Votes
15,448,378	529,538	789,090	5,517,257

II-F:	Proposal to amend the Charter relating to the stockholders’ ability to change the number of directors.

For	Against	Abstained	Broker Non-Votes
15,483,978	529,222	753,806	5,517,257

II-G:	Proposal to amend the Charter relating to stockholder amendments to the Charter.

For	Against	Abstained	Broker Non-Votes

15,485,463	475,517	806,026	5,517,257

II-H:	Proposal to amend the Charter relating to conforming changes and other ministerial modifications.

For	Against	Abstained	Broker Non-Votes
15,550,914	426,597	789,495	5,517,257

III:	Proposal to amend the Bylaws conferring authority on the Board to amend the Bylaws:

For	Against	Abstained	Broker Non-Votes
15,465,417	530,262	771,327	5,517,257

IV:	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstained
21,532,523	206,662	545,078

No other business was transacted at the annual meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Second Articles of Amendment and Restatement of CNL Healthcare Properties, Inc. effective June 27, 2013.

3.2	Third Amended and Restated Bylaws of CNL Healthcare Properties, Inc. dated June 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2013		CNL HEALTHCARE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer